Exhibit 99.4

Execution Copy

VIROPHARMA INCORPORATED,

as the Company

and

BUYERS,

as defined herein

CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT

Dated as of October 18, 2004

CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT

THIS CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is entered into as of October 18, 2004, by and among VIROPHARMA INCORPORATED, a Delaware corporation (the “Company”), and the buyers listed on the Schedule of Buyers attached hereto as Exhibit A (each, a “Buyer” and, collectively, the “Buyers”).

THE PARTIES TO THIS AGREEMENT enter into this agreement on the basis of the following facts, intentions and understanding:

A. The Company has duly authorized the issue of its 6% Convertible Senior Secured Notes due 2009 (the “Secured Convertible Notes”) in exchange for its Secured Bridge Notes which are issued and outstanding at the time the Secured Bridge Notes are, pursuant to Article Fifteen of the Bridge Notes Indenture, deemed to have been exchanged for Convertible Secured Notes, in an aggregate principal amount not to exceed the aggregate principal amount of the Secured Bridge Notes outstanding at such time and additional Convertible Notes not to exceed $12,500,000 at the option of the Buyers (or their respective permitted assigns) pursuant to Section 1(a) of the Securities Purchase Agreement among the Company and the Buyers, dated as of the date hereof (the “Securities Purchase Agreement”), all of which Secured Convertible Notes shall be convertible into shares of common stock, $0.002 par value per share (the “Common Stock”) of the Company (as converted, the “Conversion Shares”).

B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights to the Buyers under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) “Bridge Notes” means the Secured Bridge Notes.

(b) “Bridge Notes Indenture” means the Bridge Notes Indenture, dated as of the date hereof, between the Company and U.S. Bank National Association, as trustee, governing the Bridge Notes, as amended or supplemented from time to time in accordance with the terms thereof.

(c) “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York, Philadelphia, Pennsylvania, or the city in which the Corporate Trust Office (as defined in the Bridge Notes Indenture) is located are authorized or obligated by law or executive order to close or be closed.

(d) “Commission” means the Securities and Exchange Commission.

(e) “Convertible Note” or “Convertible Notes” means the Secured Convertible Notes and the Unsecured Convertible Notes, as the case may be, as designated, authenticated and delivered under the Convertible Notes Indenture (as defined below).

(f) “Convertible Notes Indenture” means the Convertible Notes Indenture, dated as of the date hereof, between the Company and U.S. Bank National Association, as trustee, governing the Convertible Notes.

(g) “Effectiveness Deadline” means the date which is seventy-five (75) calendar days after the date on which the Convertible Secured Notes are initially issued by the Company if the Company’s financial statements would not be “stale” for purposes of complying with the applicable rules of Regulation S-X under the Securities Act for such registration (or if such date is not a Business Day, then the next succeeding Business Day), or if the Company’s financial statements would be “stale” for purposes of complying with Regulation S-X under the Securities Act for such registration, the earlier of (i) the date on which the Company is next required to file under the Securities Exchange Act of 1934 its financial statements on Form 10-K or 10-Q and (ii) the date on which the Company actually files under the Securities Exchange Act of 1934 its 10-K or 10-Q, in each case after the date on which the Convertible Secured Notes are initially issued by the Company (or if such date is not a Business Day, then the next succeeding Business Day).

(h) “Filing Deadline” means the date which is five (5) Business Days after the date on which the Convertible Secured Notes are initially issued by the Company if the Company’s financial statements would not be “stale” for purposes of complying with the applicable rules of Regulation S-X under the Securities Act for such registration (or if such date is not a Business Day, then the next succeeding Business Day), or if the Company’s financial statements would be “stale” for purposes of complying with Regulation S-X under the Securities Act for such registration, the earlier of (i) the date on which the Company is next required to file under the Securities Exchange Act of 1934 its financial statements on Form 10-K or 10-Q and (ii) the date on which the Company actually files under the Securities Exchange Act of 1934 its 10-K or 10-Q, in each case after the date on which the Convertible Secured Notes are initially issued by the Company (or if such date is not a Business Day, then the next succeeding Business Day).

(i) “Investor” means each Buyer and any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement, and any subsequent transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement.

(j) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and governmental or any department or agency thereof.

(k) “register,” “registered,” and “registration” means a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statements by the Commission.

(l) “Registrable Securities” means (i) the Convertible Notes, (ii) the Conversion Shares issued or issuable upon conversion of the Convertible Notes, (iii) any shares of capital stock issued or issuable with respect to the Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Convertible Notes, and (iv) any shares of capital stock of any entity issued in respect of the securities referenced in the immediately preceding clauses (i), (ii), and (iii) as a result of a merger, consolidation, sale of assets, sale or exchange of capital stock or other similar transaction until, in the case of any such security, (A) the earliest of (x) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (y) expiration of the holding period that would be applicable thereto under Rule 144(k) were it not held by an affiliate of the Company or (z) its sale to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, and (B) as a result of the event or circumstance described in any of the foregoing clauses (x) through (z), the legend with respect to transfer restrictions required under the Convertible Notes Indenture are removed or removable in accordance with the terms of the Convertible Notes Indenture or such legend, as the case may be.

(m) “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act and, subject to Sections 3 and 4, covering all of the Registrable Securities.

(n) “Secured Bridge Notes” means the Company’s 10% Senior Secured Bridge Notes due 2005, as designated, authenticated and delivered under the Bridge Notes Indenture.

(o) “Stockholder Rejection” means the Company’s stockholders’ vote not to approve the Company’s issuance of the Convertible Notes, and the terms and conditions thereof and of the Convertible Notes Indenture, including without limitation, the conversion of such Convertible Notes into the number of shares of Common Stock into which such Convertible Notes are convertible pursuant to the Convertible Notes Indenture, at a Stockholders’ Meeting.

(p) “Stockholders’ Meeting” means a special meeting of the Company’s stockholders at which a quorum is present either in person or by proxy for the conduct of business thereat. For purposes of this Agreement, the Company shall have no more than one (1) such special meeting at which stockholders vote on the issuance of the Convertible Notes.

(q) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

SECTION 2. Registration.

(a) Mandatory Registration. The Company shall use its best efforts to prepare and, as soon as practicable but in no event later than the Filing Deadline, file with the Commission a Registration Statement on Form S-3 pursuant to Rule 415 under the Securities Act covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d) of this Agreement. The Registration Statement prepared pursuant hereto shall register the Registrable Securities for resale in accordance with the methods of distribution elected by such Investors or such other amount as required by Section 4(c) of the Securities Purchase Agreement. The Company shall use its best efforts to have the Registration Statement declared effective by the Commission as soon as practicable, but not later than the Effectiveness Deadline. In the event that, after the Closing Date and before the Registration Statement is declared effective, the offices of the Commission are closed due to acts of God, war or terror, the Effectiveness Deadline will be extended by a number of days equal to the days of any such closure.

(b) Allocation of Registrable Securities. The initial number of Conversion Shares included in any Registration Statement and each increase in the number of Conversion Shares included therein shall be allocated pro rata among the Investors based on the number of Conversion Shares (determined as if all of the Convertible Notes held by Investors then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Convertible Notes) held by each Investor at the time the Registration Statement covering such initial number of Conversion Shares or increase thereof is declared effective by the Commission. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated the portion of the then remaining number of Registrable Securities included in such Registration Statement allocable to the transferor. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Investors holding at least a majority of the Conversion Shares, determined as if all of the Convertible Notes held by Investors then outstanding have been converted into Conversion Shares and without regard to any limitations on conversion of the Convertible Notes.

(c) Legal Counsel. Subject to Section 5 of this Agreement, the Investors holding at least a majority of the Conversion Shares, determined as if all of the Convertible Notes held by Investors then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Convertible Notes, shall have the right to select one legal counsel to review and comment upon any registration pursuant to this Agreement, which such Investors agree shall be designated on or as soon as practicable after the Secured Bridge Notes are, pursuant to Article Fifteen of the Bridge Notes Indenture, deemed to have been exchanged for Convertible Secured Notes, or such other counsel as is designated in writing by the holders of at least a majority of the Conversion Shares, determined as set forth above (the “Legal Counsel”). The Legal Counsel shall initially be Milbank, Tweed, Hadley & McCloy LLP unless and until the holders of at least a majority of the Conversion Shares issued or issuable upon conversion of the Convertible Notes then outstanding shall designate otherwise. The Legal Counsel shall not represent any Investor that sends such counsel written notice that such Investor does not wish such counsel to represent it in connection with the matters discussed in this Section 2(c). The Investors, other than any Investor that delivers the notice discussed in the preceding sentence, hereby waive any conflict of interest or potential conflict of interest that may arise as a result of the representation of such Investors by the Legal Counsel in connection with the subject matter of this Agreement. The provision will not prohibit any other counsel to an Investor from reviewing and commenting on any registration filed pursuant to this Agreement at no cost to the Company.

(d) Ineligibility for Form S-3. If Form S-3 is not available for the registration of the resale of the Registrable Securities hereunder or the Company is not permitted by the Securities Act or the Commission to use Form S-3, then the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Conversion Shares, determined as if all of the Convertible Notes held by Investors then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Convertible Notes and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, however, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering all of the Registrable Securities has been declared effective by the Commission or, if earlier, until the end of the Registration Period (as defined in Section 3(a)).

(e) Sufficient Number of Shares Registered. In the event the number of Conversion Shares registered under a Registration Statement filed pursuant to Section 2(a) of this Agreement is insufficient to cover all of the Conversion Shares or all of an Investor’s allocated portion of the Conversion Shares pursuant to Section 2(b) of this Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the number of such Conversion Shares as of the trading day immediately preceding the date of the filing of such amendment and/or new Registration Statement, in each case, as soon as practicable, but in no event later than fifteen (15) days after the necessity therefor arises. The Company shall use its commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. The calculation of the number of shares sufficient to cover all of the Conversion Shares shall be made without regard to any limitations on the conversion of the Convertible Notes, and such calculation shall assume that all of the Convertible Notes are then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Convertible Notes). Notwithstanding anything herein to the contrary, if the amendment to the Registration Statement or new Registration Statement required by this Section 2(e) relates to a number of Conversion Shares equal to or greater than ten percent (10%) of the number of Conversion Shares as of the trading day immediately preceding the date of the filing of such amendment and/or new Registration Statement, such amendment or new Registration Statement shall be declared effective by the Commission not later than 90 calendar days after the filing date thereof; provided, however, that if the Commission reviews such amendment or new Registration Statement and requires the Company to make modifications thereto, then this deadline shall be extended to 120 calendar days after the filing date. In the event that, after the Closing Date and before the Registration

Statement is declared effective, the offices of the Commission are closed due to acts of God, war or terror, this deadline will be extended by a number of days equal to the days of any such closure.

(f) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If, subject to Sections 3 and 4 of this Agreement, (i) a Registration Statement covering all the Registrable Securities, is not filed with the Commission on or before the Filing Deadline or is not declared effective by the Commission on or before the Effectiveness Deadline, (ii) a Registration Statement covering all of the Registrable Securities required to be covered thereby, as described in Section 2(e) of this Agreement, is not filed with the Commission on or before the deadline described in Section 2(e) of this Agreement or is not declared effective by the Commission on or before the deadline described in Section 2(e) of this Agreement, (iii) on any day after such Registration Statement has been declared effective by the Commission, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made as a matter of law (other than during an Allowable Grace Period (as defined in Section 3(n) of this Agreement) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock) or because the Company has failed to perform its obligations hereunder within the applicable time period required for such performance, or (iv) a Grace Period (as defined in Section 3(n) of this Agreement) exceeds the length of an Allowable Grace Period (each of the items described in clauses (i), (ii), (iii) and (iv) above shall be referred to as a “Registration Delay”), then the Company shall pay, as liquidated damages and not as a penalty, to holders of Registrable Securities an amount (the “Registration Delay Payments”) accruing, for each day in the Damages Accrual Period, (I) in respect of the Convertible Notes then outstanding, at a rate per annum equal to 0.25% of the aggregate principal amount of the Convertible Notes then outstanding during the 90-day period immediately following the occurrence of any Registration Delay, which rate shall increase by 0.25% per annum of the aggregate principal amount of the Convertible Notes outstanding at the end of each subsequent 90-day period, but in no event shall such increases exceed in the aggregate 1.00% per annum of the aggregate principal amount of the Convertible Notes outstanding, and (II) in respect of each Conversion Share then outstanding, at a rate per annum equal to 0.25% of the Conversion Price (as such term is defined in, and adjusted pursuant to, the Convertible Notes Indenture) during the 90-day period immediately following the occurrence of any Registration Delay, which rate shall increase by 0.25% per annum of the Conversion Price at the end of each subsequent 90-day period, but in no event shall such increases exceed in the aggregate 1.00% per annum of the Conversion Price; provided that such Registration Delay Payments shall be paid only to the Investors have complied with their obligations under Section 4 of this Agreement with respect thereto. The Conversion Price and the Registration Delay Payments payable with respect to Conversion Shares that are Registrable Securities shall be calculated as if the Convertible Notes were still outstanding. Notwithstanding the foregoing, no Registration Delay Payments shall accrue as to any Registrable Security from and after the date such security is no longer a Registrable Security. The rate of accrual of the Registration Delay Payments with respect to any period shall not exceed the rates provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Delays.

The Registration Delay Payments shall accrue from the first day of the applicable Registration Delay, and shall be payable in cash semi-annually on the dates on which interest is payable with respect to the Convertible Notes (or would be paid if Convertible Notes were outstanding) (each, a “Damages Payment Date”) for the period in which a Registration Delay exists and is not cured to the record holders of the Registrable Securities entitled thereto; provided that any Registration Delay Payments accrued with respect to any Note or portion thereof redeemed or repurchased by the Company or converted into Common Stock prior to the Damages Payment Date, shall, in any such event, be paid instead to the Investor who submitted such Note or portion thereof for redemption or conversion on the applicable redemption, repurchase or conversion date, as the case may be, on such date. The Trustee shall be entitled, on behalf of registered holders of Convertible Notes or Conversion Shares, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Registration Delay Payments. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude any Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement in accordance with applicable law.

All of the Company’s obligations set forth in this Section 2(f) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full.

(g) The parties hereto agree that the liquidated damages provided for in this Section 2(f) constitute a reasonable estimate of the damages that may be incurred by holders of Registrable Securities by reason of the failure of the Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

SECTION 3. Related Obligations. At such time as the Company is obligated to file a Registration Statement with the Commission pursuant to Section 2(a), 2(d) or 2(e) of this Agreement, the Company will use reasonable efforts to effect the registration of all of the Registrable Securities in accordance with the intended method of disposition thereof and, in connection with its obligations with respect to the Registration Statement, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the Commission a Registration Statement with respect to all of the Registrable Securities, excluding any Registrable Securities held by Investors who fail to comply with Section 4(a) (but, subject to Section 3(n) of this Agreement, in no event later than the applicable Filing Deadline) and use its best efforts to cause such Registration Statement relating to all of the Registrable Securities required to be covered thereby to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). The Company shall, subject to the terms of this Agreement, keep each Registration Statement continuously effective pursuant to Rule 415 at all times during the period from the date it is initially declared effective until the date that all Registrable Securities have ceased to be Registrable Securities (the “Registration Period”), which Registration Statement, as of its filing and effective dates and each day thereafter, subject to Section 3(n) of this Agreement, (including all amendments or supplements thereto, as of their respective filing and effective dates and each day thereafter), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading, and the prospectus contained in such Registration Statement, as of its filing date and each day thereafter (including all amendments and supplements thereto, as of their respective filing dates and each day thereafter), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b) The Company shall prepare and, subject to Section 3(n) of this Agreement, file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 (or any successor rule thereto) promulgated under the Securities Act, as may be necessary to (i) include any Registrable Securities held by Investors who had initially failed to comply with Section 4(a) but who subsequently provide the information required by the Company pursuant to Section 4(a), (ii) keep such Registration Statement effective at all times during the Registration Period, and, (iii) during the Registration Period, comply with the provisions of the Securities Act. In the case of amendments and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute (the “Exchange Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement and prospectus.

(c) The Company shall permit Legal Counsel, the Investors and their respective legal counsel, to review and provide written comment upon each Registration Statement, prospectus and all amendments and supplements thereto at least two (2) Business Days prior to their filing with the Commission; provided however, that the Investors shall enter into customary confidentiality agreements acceptable to the Company prior to receipt of such information. The Company shall furnish to the Investors and Legal Counsel, without charge, (i) promptly after the same is prepared and filed with the Commission, one (1) copy of each Registration Statement, prospectus and all amendments and supplements thereto, including all exhibits and financial statements related thereto, and (ii) promptly upon the effectiveness of each Registration Statement and each amendment and supplement thereto, one (1) copy of the prospectus included in each such Registration Statement and all amendments and supplements thereto. The Company agrees that it will, and it will cause its counsel to, consider in good faith any comments or objections from Legal Counsel, or if no Legal Counsel shall have been selected, the Investors and their respective legal counsel, as to the form or content of each Registration Statement, prospectus and all amendments or supplements thereto including, without limitation, a request for acceleration of the effectiveness of each Registration Statement, prospectus and all amendments or supplements thereto.

(d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge to such Investor, (i) promptly after the same is prepared and filed with the Commission, at least one copy of such Registration Statement and all amendments and supplements thereto, including all exhibits and financial statements and each preliminary prospectus, (ii) upon the effectiveness of each Registration Statement, such number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto as such Investor may reasonably request, and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

(e) Subject to Section 3(n) of this Agreement, and excluding any Registrable Securities held by Investors who fail to comply with Section 4(a), the Company shall use reasonable efforts to (i) promptly register and qualify, unless an exemption from registration and qualification applies, the resale of the Registrable Securities under such other securities or “blue sky” laws of all applicable jurisdictions in the United States as any holder of Registrable Securities reasonably requests in writing, (ii) promptly prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) promptly take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) promptly take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Agreement or (y) take any action that would subject it to general service of process or taxation in any such jurisdiction, except in such jurisdictions where the Company is then already subject to service of process or taxation. The Company shall promptly notify each Investor who holds Registrable Securities and Legal Counsel of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

(f) Notwithstanding anything to the contrary set forth herein, as promptly as practicable after becoming aware of such event, the Company shall notify each Investor and Legal Counsel in writing of the happening of any event as a result of which (i) the Registration Statement or any amendment or supplement thereto, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the prospectus related to such Registration Statement or any amendment or supplement thereto includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, subject to Section 3(n) of this Agreement, promptly prepare a supplement or amendment to such Registration Statement and prospectus to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor and Legal Counsel as such Investor or Legal Counsel may reasonably request. The Company shall also promptly notify each Investor and Legal Counsel in writing (i) when a prospectus and each prospectus supplement or amendment thereto has been filed, and when a Registration Statement and each amendment (including post-effective amendments) and supplement thereto has been declared effective by the Commission (notification of such effectiveness shall be delivered to each Investor and Legal Counsel by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that an amendment (including any post-effective amendment) or supplement to a Registration Statement or prospectus would be appropriate (subject to Section 3(n) hereof).

(g) The Company shall use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement (other than as subject to Section 3(n) of this Agreement), or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each holder of Registrable Securities and Legal Counsel of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(h) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with United States federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, prospectus or any amendment or supplement thereto, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought through the Company in or by a court or governmental body of competent jurisdiction or through other means, unless ordered or requested by the Commission or other governmental authority not to do so, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(i) The Company shall use its reasonable best efforts to cause all the Conversion Shares to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Conversion Shares is then permitted under the rules of such exchange The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

(j) Subject to Section 16.7 of the Convertible Notes Indenture, the Company shall cause the Convertible Notes Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Registrable Securities, cooperate with the Trustee and the Investors to effect such changes to the Convertible Notes Indenture as may be required for the Convertible Notes Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Convertible Notes Indenture to be so qualified in a timely manner;

(k) In connection with any sale or transfer of Registrable Securities pursuant to a Registration Statement, the Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and, registered in such names as the Investors may request.

(l) The Company shall comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(m) Within two (2) Business Days after a Registration Statement is ordered effective by the Commission the Company will so notify the transfer agent for the Registrable Securities and the Investors whose Registrable Securities are included in the Registration Statement.

(n) Notwithstanding anything to the contrary herein, the Company may suspend the filing or availability of a Registration Statement or Prospectus or delay the disclosure of any material non-public information or pending development concerning the Company for a specified period if the disclosure of such information or development during such period would be materially detrimental, in the good faith judgment of the Company’s general counsel and one or more executive officers of the Company, to the Company (a “Grace Period”); provided, however, that the Company shall promptly (i) notify the Investors in writing of the existence of such material non-public information or pending development giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information or pending development to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends. No single Grace Period shall, without incurring any liability to pay the Registration Delay Payments pursuant to Section 2(f), exceed thirty (30) consecutive days (provided that in the case of any material non-public information or pending development relating to or involving an acquisition or probable acquisition or financing, recapitalization, business combination, sale of the Company, any material collaboration, licensing transaction, development agreement or other strategic partnership, or other similar transaction, the Company may deliver to the Investors a second written notice extending the initial thirty (30) day Grace Period by up to an additional thirty (30) consecutive days or such shorter period of time as is specified in such second notice) and the aggregate duration of all Grace Periods shall not, without incurring any liability to pay the Registration Delay Payments pursuant to Section 2(f), exceed sixty (60) days during any three hundred sixty-five day period (each Grace Period complying with this Section 3(n) being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date stated in the notice referred to in clause (i) above as the beginning of such Grace Period and shall end on and include the earlier of (I) the date stated in the notice referred to in clause (ii) above as the end of such Grace Period (or, if applicable, the date stated in the second notice referred to in the immediately preceding sentence as the end of such extended Grace Period) or, (II) to the extent considered appropriate by the Company in its sole discretion, such earlier date as to which the Company may advise the Investors in writing after the Company’s provision of the notices described above; provided, however, that no Grace Period shall be longer than an Allowable Grace Period without incurring any liability to pay the Registration Delay Payments pursuant to Section 2(f). The Company agrees to use all reasonable efforts to ensure that Investors may resume sales under the relevant Registration Statement as soon as such suspension, in the sole discretion of the Company, is no longer necessary. The provisions of Sections 3(d) and 3(f) of this Agreement shall not be applicable, and the Company shall not have any obligation to pay any Registration Delay Payments by reason of any Registration Delay, during the period of any Allowable Grace Period.

SECTION 4. Obligations Of The Investors.

(a) At least three (3) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor in order to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Each Investor shall promptly notify the Company of any material change with respect to such information previously provided to the Company by such Investor.

(b) Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in any of Section 3(g) or 3(n) of this Agreement or the first sentence of Section 3(f) of this Agreement, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statements covering such Registrable Securities until such Investor’s receipt of the copies of the amended or supplemented prospectus contemplated by the first sentence of Section 3(f) of this Agreement or receipt of notice that no amendment or supplement is required and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice (other than a single file copy, which such Investor may keep) in such Investor’s possession.

SECTION 5. Expenses Of Registration. All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, transfer agent fees and fees and disbursements of counsel for the Company, shall be paid by the Company. The Company shall pay all fees and disbursements relating to the qualification of the Convertible Notes Indenture under the TIA. The Company shall also reimburse the Investors for the reasonable and documented fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement. The Company shall pay all of the Investors’ reasonable costs (including fees and disbursements of Legal Counsel) incurred in connection with the successful enforcement of the Investors’ rights under this Agreement. Notwithstanding the foregoing, each seller of Registrable Securities shall pay all fees and disbursements of all counsel (other than the Legal Counsel) retained by such seller and all selling expenses, including, without limitation, all underwriting discounts, selling commissions, transfer taxes and other similar expenses, to the extent required by applicable law.

SECTION 6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any amendment (including post-effective amendments) or supplement thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which the Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if authorized for use by the Company in writing prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if any) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, or (iv) any material violation of this Agreement by the Company (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c) of this Agreement, the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) and the agreement with respect to contribution contained in Section 7 of this Agreement: (x)

shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or its legal counsel expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to an Investor to the extent such Claim arose due to such Investor’s failure to comply with Section 4(c) of this Agreement or is based on a failure of such Investor to deliver or to cause to be delivered the prospectus made available by the Company, including any amended or corrected prospectus, if such prospectus or amended or corrected prospectus was timely made available by the Company pursuant to Section 3(d) of this Agreement; and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 of this Agreement.

(b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a) of this Agreement, the Company, each of its directors, each of its officers, its employees, agents and representatives and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claims or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or Indemnified Damages arise out of or are based upon (i) any Violation of the type described in Sections 6(a)(i) or (ii), in each such case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor or its legal counsel expressly for use in connection with such Registration Statement and (ii) any other material violation of this Agreement by such Investor and, subject to Section 6(c) of this Agreement, such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnification agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 of this Agreement shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, that the Investor shall be liable under this Section 6(b) for only that amount of the Claims and Indemnified Damages as does not exceed the net proceeds to such Investors as a result of the sale of Registrable Securities giving rise to such liability. Such indemnification agreement shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 of this Agreement.

(c) Promptly after an Indemnified Person or Indemnified Party under this Section 6 has knowledge of any Claim as to which such Indemnified Person or Indemnified Party reasonably believes indemnity may be sought or promptly after such Indemnified Person or Indemnified Party receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or

Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of such Claim, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually and reasonably satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, that the indemnifying party shall not be responsible for the reasonable fees and expense of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party. In the case of an Indemnified Person, the legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a full release from all liability in respect to such Claim and action and proceeding. After indemnification as provided for under this Agreement, the rights of the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party as provided in this Agreement shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(f) The indemnification agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

SECTION 7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 of this Agreement to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to Section 6 or this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation. The provisions of this Section 7 shall remain in full force and effect, regardless of the investigation made by or on behalf of the beneficiaries of this Section 7 and shall survive the transfer of Registrable Securities by the Investors pursuant to Section 9 of this Agreement.

SECTION 8. Reporting.

(a) Reports Under The Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell Registrable Securities to the public without registration (“Rule 144”), the Company shall use reasonable efforts to:

(1) make and keep public information available, as those terms are understood and defined in Rule 144;

(2) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(3) furnish to each Investor, so long as such Investor owns Registrable Securities, promptly upon request, (A) a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and copies of such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

(b) Rule 144A Information. The Company shall, upon request of any Investor, make available to such Investor the information required by Rule 144A(d)(4) (or any successor rule) under the Securities Act.

SECTION 9. Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Investors (x) at any time prior to the date on which the Secured Bridge Notes are, pursuant to Article Fifteen of the Bridge Notes Indenture, deemed to have been exchanged for Convertible Secured Notes, to any transferee of all or any portion of such Investor’s Secured Bridge Notes and (y) at any time after the date on which the Secured Bridge Notes are, pursuant to Article Fifteen of the Bridge Notes Indenture, deemed to have been exchanged for Convertible Secured Notes, to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such rights are being transferred or assigned; (iii) immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the obligations of an Investor under this Agreement; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, the Bridge Notes Indenture, the Convertible Notes Indenture, the Bridge Notes and the Convertible Notes, as applicable; and (vi) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.

SECTION 10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least sixty-six and two-thirds percent (66 2/3%) of the Conversion Shares, determined as if all of the Convertible Notes held by Investors then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Convertible Notes. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

SECTION 11. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (evidenced by mechanically or electronically generated receipt by the sender’s facsimile machine); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	Viropharma Incorporated 397 Eagleview Boulevard Exton, PA 19341
	Telephone:	610.458.7300
	Facsimile:	610.458.7380
	Attention:	General Counsel

With a copy to:	Pepper Hamilton LLP 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19312-1183 Attention: Jeffrey P. Libson, Esquire Facsimile: 610.640.7835

If to Legal Counsel:

Milbank, Tweed, Hadley & McCloy LLP

1 Chase Manhattan Plaza

New York, NY 10005

Attn: Richard Wight, Esquire

Facsimile: 212-530-5219

or to such address and facsimile number as provided by the holders of the Conversion Shares selecting such Legal Counsel to the Company in accordance with this Section 11(b)

If to a Buyer:	to its address and facsimile number set forth on the Schedule of Buyers attached hereto as Exhibit A, to With copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) This Agreement, the Securities Purchase Agreement, the Convertible Notes Indenture, and the Convertible Notes, and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, the Convertible Notes Indenture, the Convertible Notes, supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f) Subject to the requirements of Section 9 of this Agreement, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least a majority of the Conversion Shares, determined as if all of the Convertible Notes held by Investors then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Convertible Notes.

(k) Upon the earlier to occur of (i) a Stockholder Rejection, (ii) the redemption of all of the Secured Bridge Notes pursuant to Section 3.4 of the Bridge Notes Indenture and (iii) if no Convertible Notes have been issued pursuant to the Convertible Notes Indenture, October 18, 2005, this Agreement shall automatically be terminated and of no further force or effect.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Convertible Notes Registration Rights Agreement to be duly executed as of day and year first above written.

“COMPANY”

VIROPHARMA INCORPORATED

By:	/s/ Michel de Rosen
Its:	Chief Executive Officer

[Signatures of Buyers on Following Page]

S-1

[SIGNATURE PAGE TO CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT]

“BUYER”

(print full legal name of Buyer)

By:	(signature of authorized representative)

Name:

Its:

EXHIBIT A TO CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT

SCHEDULE OF BUYERS

Name of Buyer Contact Information for Buyer		Principal Amount of Bridge Notes ($)	Number of Warrants
1.	Highbridge International LLC 9 West 57th Street, 27th Floor New York, NY 10019 Attention: Andy Martin	11,000,000	880,000
2.	Perceptive Life Sciences Master Fund, Ltd. 850 Third Avenue New York, NY 10022 Attention: Joe Edelman	3,000,000	240,000
3.	QVT Fund LP 527 Madison Avenue, 8th Floor New York, NY 10022 Attention: Tracy Fu	3,000,000	240,000
4.	Quogue Capital LLC 1285 Avenue of the Americas, 35th Floor New York, NY 10019 Attention: Wayne Rothbaum	1,000,000	80,000
5.	Baker/Tisch Investments, L.P. 667 Madison Avenue New York, NY 10021 Attention: Julian Baker	134,000	10,720
6.	Baker Biotech Fund I, L.P. 667 Madison Avenue New York, NY 10021 Attention: Julian Baker	1,427,000	114,160
7.	Baker Biotech Fund II, L.P. 667 Madison Avenue New York, NY 10021 Attention: Julian Baker	1,301,000	104,080
8.	Baker Biotech Fund III, L.P. 667 Madison Avenue New York, NY 10021 Attention: Julian Baker	1,138,000	91,040
9.	Argent Classic Convertible Arbitrage Fund (Bermuda) Ltd. 55 Vilcom Circle, Suite 200 Chapel Hill, NC 27514 Attention: Doug Workman	2,000,000	160,000
10.	Duquesne Capital Management, LLC 40 West 57th Street New York, NY 10019 Attention: Joshua Samuelson	4,000,000	320,000
11.	TQA Special Opportunity Master Fund 333 Ludlow Street Stamford, CT 06902 Attention: Andrew Anderson	1,500,000	120,000
12.	TQA Master Fund, Ltd. 333 Ludlow Street Stamford, CT 06902 Attention: Andrew Anderson	165,000	13,200

Exhibit A-1

Name of Buyer Contact Information for Buyer		Principal Amount of Bridge Notes ($)	Number of Warrants
13.	TQA Master Plus Fund, Ltd. 333 Ludlow Street Stamford, CT 06902 Attention: Andrew Anderson	335,000	26,800
14.	Kings Road Investments Ltd. c/o Polygon Investment Partners LP 598 Madison Avenue New York, NY 10022 Attention: Erik Caspersen	4,500,000	360,000
15.	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Brett Elver & Matthew Gabrys	3,000,000	240,000
16.	Gaia Offshore Master Fund, Ltd. c/o Promethean Asset Management L.L.C. 750 Lexington Avenue, 22nd Floor New York, New York 10022 Attention: Robert J. Brantman Residence: Cayman Islands	4,000,000	320,000
17.	AG Domestic Convertibles, L.P. 245 Park Avenue, 26th Floor New York, NY 10167 Attention: Gary Wolf	1,350,000	108,000
18.	AG Offshore Convertibles, Ltd. 245 Park Avenue, 26th Floor New York, NY 10167 Attention: Gary Wolf	3,150,000	252,000
19.	Alexandra Global Master Fund, Ltd. 767 Third Avenue New York, NY 10017 Attention: Allen Reine	3,000,000	240,000
20.	Suttonbrook Capital Portfolio LP 654 Madison Avenue New York, NY 10021 Attention: Steven Weinstein	2,750,000	220,000
21.	Salomon Brothers Asset Management Inc. 399 Park Avenue, 7th Floor New York, NY 10013 Attention: Kenneth Lee	4,500,000	360,000
22.	Baystar Capital II LP 717 5th Avenue, 18th Floor New York, NY 10022 Attention: Will Lewis	1,500,000	120,000
23.	Hamilton Multi-Strategy Master Fund, L.P. 415 Madison Avenue New York, NY 10017 Attention: James McNeil	1,231,000	98,480
24.	Man MAC 2 Limited 415 Madison Avenue New York, NY 10017 Attention: James McNeil	1,519,000	121,520
25.	Capital Ventures International c/o Heights Capital Management, Inc. 101 California Street, Suite 3250 San Francisco, CA 94111 Attention: Martin Kobinger	2,000,000	160,000

Exhibit A-2